UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2011.


                     CANADIAN TACTICAL TRAINING ACADEMY INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    001-31444                   98-0361119
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)

                          7000 Cote de Liesse, Suite #8
                                Montreal, Quebec
                                 Canada, H4T 1E7
                    (Address of principal executive offices)

                                  514-373-8411
                                   (Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS.

APPOINTMENT OF  OFFICERS

On October 31, 2011, the Company appointed the following as officers of the
Company:

George Tsolakos, Vice President Business Development

In his position of VP Business Development, Mr.Tsolakos will define and implement CTTA's new global solutions business strategy in order to achieve the best fit with our clients' needs and expectations. Mr. Tsolakos will be based at CTTA's head office in Montreal (Quebec-Canada) and will be responsible for the development of an integrated approach to the applied security solutions business in addition to working closely with the Company's R&D and Operations services in identifying new opportunities within this market.

Mr. Tsolakos, a seasoned executive with extensive experience in business development at the international level, has managed business initiatives in the security and the pharmaceutical and biotech fields. Prior to joining Unitas, Mr. Tsolakos held senior level positions in business development and project management at various international companies, most recently he was Director of Business Development at Algorithme Pharma for EU and US based clients.

Mr. Tsolakos holds a Bachelors Degree from the University of Concordia, and a Diploma in Project Management from McGill University.

Larry Kurlender, Chief Financial Officer

Mr. Kurlender is a Chartered Accountant (CA), and also holds Bachelor of Commerce and MBA degrees from McGill University. Mr. Kurlender is a practicing CA and has managed his own firm since 1996. During his career he has held executive level positions in finance and in management in four major enterprises including multi-national public companies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

(B)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(C)  SHELL COMPANY TRANSACTIONS.

     Not applicable.

(D)  EXHIBITS

     99.1  Press Release dated  November 1, 2011

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CANADIAN TACTICAL TRAINING ACADEMY INC.


Date: November 1, 2011                 /s/ Jocelyn Moisan
                                       -----------------------------------------
                                       Jocelyn Moisan
                                       President and Director

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